UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 29, 2025
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HUNTINGTON INGALLS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue Newport News, Virginia 23607
(Address of principal executive offices) (Zip Code)
(757) 380-2000
(Registrant’s telephone number, including area code)
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2025, the Board of Directors of Huntington Ingalls Industries, Inc. (the “Company”) elected Nick L. Stanage to the Board of Directors effective July 29, 2025.
Mr. Stanage is the former Chairman, Chief Executive Officer, and President of Hexcel Corporation, a manufacturer of advanced composites for the aerospace and defense and other industries. He joined Hexcel as its President in November 2009, was named Hexcel’s Chief Operating Officer in May 2012, and assumed the role of Chief Executive Officer in August 2013. Mr. Stanage retired as President and Chief Executive Officer in May 2024 and assumed the role of Executive Chairman through November 2024. Prior to joining Hexcel, Mr. Stanage served as President of the Heavy Vehicle Products group at Dana Holding Corporation from December 2005 to October 2009 and as Vice President and General Manager of the Commercial Vehicle Group from August 2005 to December 2004. From 1986 to 2005, he held various roles of increasing responsibility at Honeywell Inc. The Board of Directors appointed Mr. Stanage to the Audit Committee and the Governance and Policy Committee.
Mr. Stanage is entitled to receive an annual cash retainer of $120,000 per year and additional retainers of $25,000 and $20,000 for his service on the Audit and Governance and Policy Committees, respectively. In addition, he will receive an annual equity grant of $165,000 in deferred stock units to be paid at the conclusion of his board service. His retainer fees and equity grant will be prorated for 2025.
On July 29, 2025, the Board of Directors also approved an increase in the size of the Board from twelve members to thirteen members.
A copy of the press release announcing the election of Mr. Stanage is attached hereto as Exhibit 99.1 and is incorporate herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release ("Nick Stanage Joins HII Board of Directors")
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

July 29, 2025	By:	/s/ Tiffany M. King
Tiffany M. King
Corporate Vice President, Associate General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release ("Nick Stanage Joins HII Board of Directors")
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
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